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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 29, 2005


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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


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        Cayman Islands                  1-10809                98-0191089
(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
      of incorporation)                                   Identification No.)

             XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 292 8515

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Credit Facilities
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     On June 22, 2005, XL Capital Ltd, a Cayman Islands exempted limited company
(the "Company"), together with its wholly-owned subsidiaries X.L. America, Inc., a Delaware corporation ("XLA"), XL Insurance (Bermuda) Ltd, a Bermuda exempted company ("XLI"), and XL Re Ltd, a Bermuda exempted company ("XLRe" and, together with the Company, XLA and XLI, the "Account Parties"), entered into (i)
Amendment No.1 (the "Amendment") to the Three-Year Credit Agreement, dated as of June 23, 2004 (the "Three-Year Agreement"), between the Account Parties,
JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto and (ii) a Credit Agreement (the "Five-Year Agreement") with JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto.

     The Three-Year Agreement provides for letter of credit commitments of $2,000,000,000. The Amendment, among other things, increases the amount of credit commitments under the Three-Year Agreement that is available for revolving credit loans from $600,000,000 to $1,000,000,000. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     The Five-Year Agreement provides for letters of credit of up to $2,250,000,000 and up to $1,000,000,000 of revolving credit loans with the aggregate amount of outstanding letters of credit and revolving credit loans thereunder not to exceed $2,350,000,000. The aggregate amount of outstanding revolving credit loans under the Five-Year Agreement and the Three-Year Agreement may not exceed $1,000,000,000 at any time. Interest and fees payable under the Five-Year Agreement shall be determined pursuant to the terms set forth therein. The commitments under the Five-Year Agreement will expire on, and amounts borrowed under the Five-Year Agreement may be borrowed, repaid and reborrowed from time to time until, the earlier of (i) June 22, 2010 and (ii) the date of termination in whole of the commitments upon an optional termination or reduction of the commitments by the Account Parties or upon an event of default. Each of the Company, XLA, XLI and XLRe guarantees the obligations of the other Account Parties under the Five-Year Agreement. The Five-Year Agreement contains financial covenants that require the Company to maintain a minimum consolidated net worth and a maximum ratio of total consolidated debt to the sum of total consolidated debt plus consolidated net worth. In addition, the Five-Year Agreement contains other customary affirmative and negative covenants for credit facilities of this type as well as certain customary events of default. The foregoing description of the Five-Year Agreement is qualified in its entirety by reference to the Five-Year Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

     Certain of the Lenders party to the Three-Year Agreement and/or the Five-Year Agreement and their respective affiliates have, from time to time, performed various investment or commercial banking and financial advisory services for the Account Parties in the ordinary course of business.

Non-Employee Director Compensation
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     On April 29, 2005, at a meeting of the Board of Directors of the Company
(the "Board"), the Board approved to continue the compensation payable to non-employee members of the Board. The terms of such compensation are set forth in the Company's Annual Proxy Statement dated March 24, 2005, filed on Schedule 14A. At that meeting, the Board also approved certain changes to the compensation payable to members of the Audit Committee of the Board. Set forth below is a summary of the approved changes.

     o The annual retainer payable to the Chairman of the Audit Committee was increased to $12,000 from $5,000.

     o An annual retainer payable to all other members of the Audit Committee was established at $5,000.

     o The per meeting fee payable to all members of the Audit Committee was increased to $2,000 from $1,500.

     The changes, which were effective upon approval by the Board, were recommended to the Board by the Nominating & Governance Committee.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

     The information contained in Item 1.01 of this Current Report on Form 8-K concerning the Five-Year Agreement is incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:

      Exhibit No. Description
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          10.1    Amendment No. 1, dated as of June 22, 2005, to the Three-Year
                  Credit Agreement, dated as of June 23, 2004, between XL Capital Ltd, X.L. America, Inc., XL Insurance (Bermuda) Ltd and XL Re Ltd, as Account Parties and Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

          10.2 Credit Agreement, dated as of June 22, 2005, between XL Capital Ltd, X.L. America, Inc., XL Insurance (Bermuda) Ltd and XL Re Ltd, as Account Parties and Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 27, 2005

                             XL CAPITAL LTD
                                 (Registrant)


                             By:  /s/ Fiona Luck
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                                  Name:    Fiona Luck
                                  Title:   Executive Vice President,
                                           Global Head of Corporate Services &
                                           Assistant Secretary